UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12
ZYNGA INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Important Notice of Availability of Proxy Materials for the Stockholder Meeting of

ZYNGA INC.
To Be Held On:

June 8, 2012 at 10:30 AM PT

San Francisco Marriott Marquis, 55 Fourth Street, San Francisco, CA 94103

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before May 18, 2012.

Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=17382, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Form of Electronic Proxy Card
• Annual Report to Stockholders
TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp
TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time on Thursday, June 7, 2012.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. Information on attending the Annual Meeting, including directions, may be found at http://investor.zynga.com/events.cfm
TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.
MAIL: You may request a card by following the instructions above.

1.   To elect the Board’s eight (8) nominees for director to serve until the next annual meeting:

  NOMINEES:

Mark Pincus

John Schappert

William “Bing” Gordon

Reid Hoffman

Jeffrey Katzenberg

Stanley J. Meresman

Sunil Paul

Owen Van Natta

2.   To approve, on an advisory basis, the compensation of the Company’s named executive officers.

3.   To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.

4.   To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2012.

Note: The stockholders may conduct such other business as may properly come before the meeting or any adjournment thereof.

Please note that you cannot use this notice to vote by mail.